UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): January 4, 2008



                              TASKER PRODUCTS CORP.
             (Exact name of Registrant as specified in its charter)


        Delaware                       0-32019                   88-0426048
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                                 21-00 Route 208
                               Fairlawn, NJ 07410
                    (Address of principal executive offices)


                  Registrant's telephone number: (603) 766-1973


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.03.  Creation of a Direct Financial  Obligation or an Obligation under an
Off-Balance Sheet Arrangement of a Registrant.

     On January 4, 2008, the Company issued a 6% Secured Convertible Promissory Note due December 2010 (the "Note") in the principal amount of $100,000 and a warrant to purchase shares of the Company's common stock, par value $0.001 per share ("Common Stock"), at an exercise price of $0.15 per share ("Warrant") to an accredited investor in lieu of common stock in connection with that investor's exercise of its warrant to purchase 1,111,111 shares of common stock at an exercise price of $0.09 per share. The Company received proceeds of $90,000 in connection with this transaction.

     A description of the terms of the Note and the Warrant and the registration rights relating to the shares of Common Stock issuable upon conversion of the Note or exercise of the Warrant is incorporated herein by reference to information set forth under the captions "Summary of Terms" and "Terms of the Offer" in the Company's Tender Offer Statement on Schedule TO, as originally filed on November 21, 2007 and, as amended, on January 4, 2008.

     The Note and Warrant and any capital stock issuable upon conversion of such note and/or exercise of such warrants have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

     This report shall not constitute an offer to sell or a solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction where such an offering or sale would be unlawful.

Item 3.02.  Unregistered Sales of Equity Securities.

     The information included under Item 2.03 with respect to the issuance of the Note and Warrant is incorporated by reference in this Item 3.02.

     The Note in the aggregate principal amount of $100,000 is convertible into an aggregate of 1,111,111 shares of Common Stock at an initial conversion price of $0.09 per share. Accrued interest on the Note is payable in cash on a quarterly basis, or at the election of the holder, by the delivery of a note in the principal amount of such interest payment. The Warrant entitle the holder thereof to purchase an aggregate of 133,333 shares of Common Stock at an exercise price of $0.15 per share.

     The Note and Warrant have been issued and sold in a transaction exempt from the registration requirements under the Securities Act of 1933 pursuant to
Section 4(2) thereunder, as such transaction did not involve a public offering of securities.

     The number of shares of Common Stock outstanding immediately after the issuance of the Note and the Warrant was 121,624,322.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Tasker Products Corp.

Dated: January 10, 2008                        By:   /s/ Stathis Kouninis
                                                   ----------------------------
                                                   Stathis Kouninis
                                                   Chief Financial Officer